A Swiss
                                  Investments
                                      Fund




                                   THE SWISS
                                  -----------
                                    HELVETIA
                                  -----------
                                    FUND, INC.
                                  -----------



Semi-Annual Report
For the Period Ended
June 30, 1998



                         THE SWISS HELVETIA FUND, INC.

                               Executive Offices
                         The Swiss Helvetia Fund, Inc.
                                630 Fifth Avenue
                                   Suite 915
                         New York, New York 10111-0001
                                 1-888-SWISS-00
                                 (212) 332-2760
                               http://www.swz.com

                         THE SWISS HELVETIA FUND, INC.
------------------------------------------------------------------------------

Directors and Officers

Paul Hottinguer
Chairman And
Chief Executive Officer

Eric R. Gabus
Vice Chairman
(Non Officer)

Claude Frey
Director

Jean-Louis Gillieron
Director

Baron Hottinger
Director

Claude Mosseri-Marlio
Director

Stephen K. West, Esq.
Director

Samuel B. Witt III, Esq.
Director

Rodolphe Hottinger
President And
Chief Operating Officer

Rudolf Millisits
Vice President

Edward J. Veilleux
Vice President And Treasurer

Scott J. Liotta
Vice President

Paul R. Brenner, Esq.
Secretary

Joseph A. Finelli
Assistant Treasurer

Investment Advisor
Hottinger Capital Corp.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
(212) 332-7930

Administrator
Investment Company Capital Corp.

Custodian
PNC Bank, N.A.

Transfer Agent
PNC Bank, N.A.
(800) 852-4750

Legal Counsel
Paul R. Brenner, Esq.
and
Christy & Viener

Independent Auditors
Deloitte & Touche LLP



The Investment Advisor


The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Geneva, and the Bahamas.

Executive Offices
The Swiss Helvetia Fund, Inc.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

For inquiries and reports:
1-888-SWISS-00 (1-888-794-7700)
Fax (212) 332-7931

Website Address
http://www.swz.com


The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated every day by 6:00 P.M. (Eastern Standard Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in BARRON'S, the Monday edition of The Wall Street Journal and the Saturday edition of The New York Times.

                         THE SWISS HELVETIA FUND, INC.
------------------------------------------------------------------------------

Letter to Stockholders

Semi-Annual Results

     After a strong first quarter performance, the Swiss market entered a consolidation phase during April and May, largely due to concerns about Asia and Eastern Europe, and then resumed its upward trend in June. The end result was a return of 26.53% for the first six months, as measured by the Swiss Performance Index (SPI). This brought the SPI Index to an all time high, matching the performances of the German and French markets. In Europe, however, the pace is still being set by the fast rising Italian and Spanish markets.

     The Swiss Helvetia Fund outperformed the SPI for the six-month period with an appreciation in its Net Asset Value of 27.51%, measured in Swiss franc terms. The appreciation of the U.S. dollar against the Swiss franc, however, lead to a somewhat lower return in dollar terms with the Fund up 22.99% against a 22.05% return for the SPI.

     Despite this strong performance, the market price of the Fund's shares increased by only 16.79% leading to an increase of the discount to 20.93% as of the end of the quarter. It appears that U. S. investors have lost interest in European equity funds due to the setback of the European markets during April and May and fears concerning a possible hike in interest rates prior to the launch of the European Monetary Union.

Market in Review

     The Swiss market has been lagging some of its European counterparts due to several circumstances. Most importantly, while Swiss interest rates are already at a record low level, the possibility of further declines in other countries led to an expansion of the price earnings ratios in their equity markets.

---------------------------------------------------------------------
Total Return Performance Based on Net Asset Value Per Share*
For the periods ended 6/30/98
---------------------------------------------------------------------
In U.S. dollars
---------------------------------------------------------------------
                            6 Months  1 Year   3 Years**  5 Years**
---------------------------------------------------------------------
  The Swiss Helvetia Fund    22.99%    33.90%    23.18%    23.43%
---------------------------------------------------------------------
  S&P 500 Index              17.71%    30.15%    30.24%    23.08%
---------------------------------------------------------------------
  EAFE Index                 15.93%     6.10%    10.69%    10.03%
---------------------------------------------------------------------
  Lipper European Fund
    Average                  27.84%    33.00%    23.90%    21.02%
---------------------------------------------------------------------

 *These figures assume the reinvestment of dividends and capital gains distributions and exclude the impact of any sales charge. If the sales charge were reflected, the quoted performance would be lower. The Standard & Poor's 500 Index is an unmanaged index that is widely recognized as an indicator of general U.S. equity market performance. The Morgan Stanley Europe, Australia and Far East (EAFE) Index is an unmanaged index that is widely recognized as an indicator of general international equity performance. The Lipper European Fund Average is an index of approximately 100 managed funds that invest in equity securities in European markets. Past performance is not an indicator of future results.

**Average annual returns.

      Within the Swiss market, the revival of cyclical stocks has given rise to strong performance in the construction and building material sectors (see chart). The revaluation of Nestle by the market due to its increased profitability, improved asset returns and change to a management with more focus on shareholder value, led the food sub-index to be the second best performer. The financial sector has also been a leader. The healthy returns of the securities markets continued to attract a lot of funds to the banking and insurance stocks and the fact that companies like Zurich Group and Credit Suisse Group have continued to position themselves as global leaders in their industry has supported the advance of this group.

                         THE SWISS HELVETIA FUND, INC.
------------------------------------------------------------------------------

---------------------------------------------------------
SWISS PERFORMANCE INDEX INDUSTRY GROUP PERFORMANCE
(from 1/1/98 to 6/30/98)
---------------------------------------------------------

         [BAR CHART HERE - PERCENTAGES BELOW]

Chemicals and Pharmaceuticals            7.02%
Utilities                               11.73%
Electronic and Electric Engineering     28.60%
Miscellaneous Services                  30.18%
Transportation                          31.22%
Miscellaneous Industries                32.91%
Retailers                               35.82%
Insurance                               37.15%
Machinery                               38.27%
Banks                                   43.10%
Foods                                   48.82%
Building Material and Construction      52.66%


     Novartis and Roche, on the other hand, have been rather disappointing investments so far in 1998. Weak revenue growth in the pharmaceutical business due to difficult pricing conditions in Japan and Germany, increased competition in the U.S. and delay in approval of certain drugs, have put pressure on their respective stock prices, making the Swiss healthcare sector one of the most oversold industries in Europe. The current year is regarded as a transition phase in which both companies are bringing new products to the market.

     There was a continued emphasis on shareholder value during the period under review, with high activity in terms of corporate restructuring, unification of share structure, repayment of capital and stock splits. Some examples are especially to be found among the mid-cap companies such as Georg Fischer, Sairgroup, Alusuisse Group, SIG, Bobst and Baloise Holding.


---------------------------------------------------------
NAV PERFORMANCE OF THE SWISS HELVETIA FUND* vs. SPI INDEX
From inception (August 27, 1987) through June 30, 1998
---------------------------------------------------------
In Swiss francs
---------------------------------------------------------

                ----------------------
                The Fund     SPI Index
                +349.38%     +337.65%
                ----------------------


            The Fund      SPI Index
     8/87       100          100
    12/87        76.32        68.27
    12/88        81.93        83.63
    12/89       101.56       100.97
    12/90        86.77        80.59
    12/91        99.01        93.42
    12/92       116.7        109.9
    12/93       175.05       165.73
    12/94       159.59       153.11
    12/95       191.52       188.41
    12/96       227.24       222.88
    12/97       352.17       345.89
     6/98       449.38       437.65


*Gross of Fund expenses. The Fund's performance is calculated using the Modified Dietz method.

     The main events among the large caps included regulatory clearance of the Union Bank of Switzerland/Swiss Bank Corp merger, which boosted their stock prices late in the quarter, and shareholder approval of Zurich Group's purchase of BAT financial services for $18.7 billion, making them the world's No.7 money manager. Credit Suisse Group continued to grow, hiring management teams from Union Bank of Switzerland and Deutsche Bank in the United States and also expanding externally. An example of the latter was the purchase of Garantia, a leading Brazilian investment bank, at a price close to $675 million. Due to the current uncertainties in emerging markets, Credit Suisse Group was able to pursue this opportunity at an attractive price. This move will place the Group in a good position to take advantage of the liberalization of the biggest South American economy.

---------------------------------------------------------
Swiss Nominal Exports by Destination/Weight in 1997
---------------------------------------------------------

         [PIE CHART HERE - PERCENTAGES BELOW]

Western Europe                             60.7%
Eastern Europe                              3.7%
USA & Canada                               10.6%
Latin America                               3.3%
Japan                                       3.8%
Thailand, Indonesia, Philippines, Malaysia  2.0%
Hong Kong, Singapore, South Korea           5.2%
Rest of Asia                                2.9%
Rest of the World                           7.8%


Swiss Economy

     The macro economic picture has started to brighten. The unemployment rate declined to 3.6% in June, first quarter GDP growth increased to 2.4% and the volume of exports is still growing -- although recently at a slightly slower pace. Switzerland depends on Western Europe for the majority of its exports (60.7% in 1997) (see chart). Compared to prior year periods, total exports grew 11.6% in 1997 and 8% for the January to May 1998 period. These increases were achieved despite a decline in total exports to South-East Asia and South Korea from the 1997 level of 7.3% to the 1998 level of 4.9%. The link between the Swiss economy and the crises in Asia and Russia is rather indirect but an economic slowdown will be felt in Switzerland if major trading partners like Germany, France and Italy see their growth rates reduced because of the economic turmoil in the Eastern hemisphere.


---------------------------------------------------------
Financial Highlights (Unaudited)
---------------------------------------------------------
                                      June 30,    June 30,
  For The Year Ended:                   1998        1997
---------------------------------------------------------
  Total Net Assets
---------------------------------------------------------
    (in Million Sfr.)                  750.5        557.9
---------------------------------------------------------
    (in Million $)                     498.6        382.0
---------------------------------------------------------
  Exchange Rate (per U.S. $)             1.51        1.46
---------------------------------------------------------
  Net Asset Value per Share (U.S. $)    40.47       31.00
---------------------------------------------------------
  Market Price per Share (U.S. $)       32.00      25.625
---------------------------------------------------------
  Shares Outstanding               12,321,016  12,321,016
---------------------------------------------------------

     Domestic demand has continued to rise as evidenced by an increase in retail sales and higher consumer sentiment. Nevertheless, Switzerland continues to lag the European cycle. Management expects the Gross Domestic Product to increase by 1.9% in 1998 and 1.5% in 1999. That this is lower than the European average can be partially explained by new budget legislation that will reduce government spending during the next years.

     Because of the relatively slower growth of the Swiss economy, the Swiss franc has weakened somewhat against the U.S. dollar and the German mark. The lagging Swiss recovery has kept Swiss interest rates much lower than those in the European Monetary Union countries both on the short and the long ends of the yield curve. This should give support to the financial sector of the Swiss market (37% of the SPI Index at the end of the current quarter).

                         THE SWISS HELVETIA FUND, INC.
------------------------------------------------------------------------------

Market Outlook and Strategy

Positive Aspects for the Swiss Market

     Management expects a continuation of the positive environment for financial assets. A scenario of moderate growth and low global interest rates, which should especially benefit the financial sector, seems to be very much in the cards. Additionally, investors might again be attracted by the defensive sectors (e.g. healthcare, food) since low rates increase the present value of their long-term predictable earnings. Those sectors account for 80% of the broad Swiss market (SPI).

     Because of increased competitiveness at the Swiss borders due to the introduction of the EMU in 1999, Swiss companies for the last three years have gone through an early restructuring and recruiting of highly qualified international managers in an effort to maintain their market position. Therefore, most Swiss companies are now in a good position to resist the threats of European and Asian competition.

     Management believes that earnings growth potential is less at risk in the Swiss market, and that the defensive quality of this market could be rewarded by a higher valuation compared with some of the more cyclical European peers. Support for this view might be that several Swiss companies (e.g. Swiss Re, Swatchgroup, Julius Baer) have initiated stock buy-back programs.

     In light of the advent of the European Monetary Union, we believe that international money managers will approach European asset allocation by sector rather than by country. The proportion of their holdings in Swiss blue chips should increase since these companies are global leaders in their sector and should receive increased coverage from international brokerage houses. In addition, Swiss blue chips are often cited as benchmarks for their industry groups in European comparisons. As an example, Credit Suisse Group has often been cited as the only European bank to have a big and successful presence in the U.S. investment banking business.


----------------------------------------------------------------
The Swiss Helvetia Fund--Ten Largest Holdings (in U.S. Dollars) As of June 30, 1998
----------------------------------------------------------------
                                                     % of Total
                              Cost      Market Value Net Assets
----------------------------------------------------------------

   1. Novartis Ltd.      $ 31,144,189  $ 93,339,497    18.7%
   2. Nestle AG            18,418,475    62,163,376    12.4
   3. Roche Holding AG     16,329,129    58,525,556    11.7
   4. UBS AG               17,628,378    48,618,640    10.6
   5. Credit Suisse Group  13,321,545    39,223,816     7.9
   6. Swiss Reinsurance
      Company               8,253,411    37,997,755     7.6
   7. Zurich Insurance      9,350,656    31,961,963     6.4
   8. ABB Asea Brown
      Boveri Ltd.           7,910,828    11,094,235     2.2
   9. Holderbank Financiere
      Glarus AG             4,909,825     7,647,098     1.6
  10. Clariant AG           2,304,318     6,597,108     1.3
----------------------------------------------------------------
      Total              $129,570,754  $397,169,043    80.4%
----------------------------------------------------------------

     The Asian crisis is poised to continue for several more months and most analysts believe the measures taken by Japan are insufficient to spark a recovery in economic activity. The result will be a weak yen vs the U.S. dollar. Also supporting a strong U.S. dollar are economic instabilities in the former Eastern European block countries. These developments should benefit the European markets in general and the Swiss market in particular since there is a strong positive correlation between the value of the U.S. dollar and the appreciation of stock markets prices in Europe.

                         THE SWISS HELVETIA FUND, INC.
------------------------------------------------------------------------------

Strategy in Regard to the Risks of the Market

     Despite the poor performance of the healthcare sector during the first half of 1998, Management maintained a substantial position in this strategically important segment because of its relatively low valuation compared to its international peers. In addition, worldwide economic developments should favor this sector as outlined before. In the medium and long term the share price appreciation potential for Roche and Novartis remains above average.

     Management continues to monitor the ability of the Swiss banking and insurance industries to deal with the Holocaust issue. The market seems to be discounting most of the bad news and the damage made to the image of the affected companies. Nonetheless, a settlement to compensate the victims as soon as possible is desirable since the money involved may have a higher value now than in an unpredictable future. Failure to resolve the conflict will most certainly result in the involvement of both the concerned Federal Governments and the World Trade Organization. The Fund's Management does not believe that any of the participants are willing to risk such an expansion of the issue. Accordingly, in light of the financial sector's otherwise excellent fundamentals, it has not reduced the Fund's exposure to this area.

Discount to Net Asset Value

     Both Fund Management and the Board of Directors are determined to see that shareholders are able to enjoy the very good performance of the Fund by having a market price return that is comparable to the Fund's net asset value return. While the net asset value performance is, to a very large degree, the driver of the market price performance, the Board of Directors is looking into further possibilities to reduce the discount and enhance stockholder value.


----------------------------------------------------------------
The Swiss Helvetia Fund--Portfolio Holdings per Industry
as of June 30, 1998
----------------------------------------------------------------

          [PIE CHART HERE - PERCENTAGES BELOW]


  Life Sciences                18.7%
  Pharmaceuticals              12.3
  Banks                        20.5
  Insurance                    14.9
  Food and Luxury Goods        12.9
  Electrical Engineering
   & Electronics                3.1
  Machinery                     2.9
  Chemicals                     4.1
  Misc Services                 3.9
  Misc Industries               2.8
  Building Materials            1.7
  Transport                     0.8
  Retailers                     0.9
----------------------------------------------------------------



     Thank you for your continued interest in the Fund.

Sincerely,


/s/ Paul Hottinguer
_________________________
Paul Hottinguer
Chairman and Chief Executive Officer


/s/ Rodolphe Hottinger
__________________________
Rodolphe Hottinger
President and Chief Operating Officer

July 17, 1998

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets                                            June 30, 1998
(Unaudited)


                                                                      Percent
No. of                                                                of Net
Shares            Security                                Value       Assets
--------------------------------------------------------------------------------
         COMMON STOCKS AND WARRANTS - 99.5%

         BANKS - 20.5%

  1,200  BAER HOLDINGS LTD.
         BEARER SHARES                                $  3,760,153      0.8%
         Banking group specializing in asset
         management, investment consulting
         and securities trading.
  2,500  BANK SARASIN & CIE
         REGISTERED SHARES                               4,391,468      0.9
         A bank specializing in investment
         advisor services and portfolio
         management for private and institutional
         customers in Europe.
175,990  CREDIT SUISSE GROUP*
         REGISTERED SHARES                              39,223,816      7.9
         A global financial services institution
         whose main holding is Credit Suisse,
         one of Switzerland's largest banks.

         UBS AG*
138,585  REGISTERED SHARES**                            51,615,516     10.3
 60,000  WARRANTS EXPIRING 6/30/00**                     1,406,591      0.3
         (Ex-Swiss Bank Corporation)
         Result of the merger of Basel-based
         Swiss Bank Corp. and Zurich-based
         Union Bank of Switzerland. The group
         operates globally and has five core
         business units: Private Banking,
         Institutional Asset Management, Investment
         Banking, Private and Corporate Customers,
         and Private Equity.
  3,300  VALIANT HOLDING
         REGISTERED SHARES                               1,706,333      0.3
         The largest regional bank of Switzerland
         with activities focused on mortgage loans
         and commercial business with small
         and mid-sized companies.
                                                      ------------    -----
                                                       102,103,877     20.5



                                                                      Percent
No. of                                                                of Net
Shares            Security                                Value       Assets
--------------------------------------------------------------------------------
         BUILDING CONTRACTORS & MATERIALS - 1.7%

  1,200  FORBO HOLDINGS LTD.
         REGISTERED SHARES                            $    611,768      0.1%
         Manufacturer of wall and floor coverings.
  6,000  HOLDERBANK FINANCIERE GLARUS AG*
         BEARER SHARES                                   7,647,098      1.6
         Large cement producer with worldwide
         operations.
                                                      ------------    -----
                                                         8,258,866      1.7

         CHEMICALS - 4.1%

 45,000  CIBA SPECIALTY CHEMICALS AG
         REGISTERED SHARES                               5,787,327      1.2
         A spin-off from Novartis in February
         1997, develops, manufactures and
         markets specialty chemical products
         worldwide. These products include
         additives, performance polymers,
         textile dyes, consumer care chemicals
         and pigments.
 10,000  CLARIANT AG*
         REGISTERED SHARES                               6,597,108      1.3
         Specializes in color chemistry and
         manufactures a range of dyestuffs,
         pigments, chemicals, additives and
         masterbatches for the textile, paper,
         leather, plastics, synthetic fibers and
         paint industries.
    200  EMS CHEMIE HOLDING AG
         BEARER SHARES**                                 1,162,253      0.2
         Produces polymers and manufactures
         high-grade chemical intermediates
         and fine chemicals.
    600  GURIT-HEBERLEIN AG
         BEARER SHARES                                   2,171,300      0.4
         European market leader for wind
         screen bonding systems, ski bases
         and optically pure thermoplastic
         sheeting for the auto industry.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                                June 30, 1998
(Unaudited)


                                                                      Percent
No. of                                                                of Net
Shares            Security                                Value       Assets
--------------------------------------------------------------------------------
         COMMON STOCKS AND WARRANTS - (CONTINUED)

         CHEMICALS - (CONTINUED)

  1,600  SIEGFRIED AG
         REGISTERED SHARES                            $  2,028,660      0.4%
         International producer and supplier
         of chemicals and pharmaceuticals
         for major businesses.
  7,000  SIKA FINANZ AG
         BEARER SHARES                                   2,778,181      0.6
         Leading producer of construction
         chemicals.
                                                      ------------    -----
                                                        20,524,829      4.1

         ELECTRICAL ENGINEERING & ELECTRONICS - 3.1%

  7,500  ABB ASEA BROWN BOVERI LTD.*
         BEARER SHARES                                  11,094,235      2.2
         One of the largest electrical engineering
         firms in the world.
  2,000  BELIMO AUTOMATION AG
         REGISTERED SHARES                                 832,068      0.2
         World market leader in damper and
         volume control actuators for ventilation
         and air conditioning equipment.
  1,500  SAIA - BURGESS
         REGISTERED SHARES**                               404,147      0.1
         Develops and produces switches,
         motors and programmable control
         devices. Products are mainly used
         in the automobile, heating & air
         conditioning and telecommunications
         industries.
  5,000  SWISSLOG HOLDING AG
         REGISTERED SHARES                                 577,825      0.1
         Provides turnkey delivery of automated
         material handling systems, storage, order
         picking and transport systems. Delivers
         its systems to production, distribution
         and service companies throughout Europe.
  3,500  SWATCH GROUP AG
         BEARER SHARES                                   2,708,842      0.5
         Manufactures watches, watch
         components and microelectronics.
                                                      ------------    -----
                                                        15,617,117      3.1





                                                                      Percent
No. of                                                                of Net
Shares            Security                                Value       Assets
--------------------------------------------------------------------------------
         FOOD & LUXURY GOODS - 12.9%

  1,200  HERO AG
         BEARER SHARES                                $    816,219      0.2%
         Leading Swiss manufacturer of
         jams and preserves.
     50  LINDT & SPRUENGLI AG
         REGISTERED SHARES                               1,304,233      0.3
         Major manufacturer of premium
         Swiss chocolates.
 29,000  NESTLE AG*
         REGISTERED SHARES                              62,163,376     12.4
         Largest food and beverage processing
         company in the world.
                                                      ------------    -----
                                                        64,283,828     12.9

         INSURANCE - 14.9%

         BALOISE-HOLDING
  1,400  REGISTERED SHARES                               1,148,253      0.2
  2,800  RIGHTS**                                        2,294,658      0.5
         Medium-sized insurer active in all
         sectors of insurance.
    800  HELVETIA PATRIA
         REGISTERED SHARES                                 948,293      0.2
         Through its subsidiaries, Helvetia
         Schweizerische Versicherungs-
         Gesellschaft and Patria Schweizerische
         Lebensversicherungs-Gesellschaft,
         offers all types of life, property and
         casualty insurance in Switzerland and
         elsewhere.
 15,000  SCHWEIZERISCHE RUCKVERSICHERUNGS -
         GESELLSCHAFT*
         (SWISS REINSURANCE COMPANY)
         REGISTERED SHARES**                            37,997,755      7.6
         Second largest reinsurance company
         in the world.
 50,000  ZURICH SCHWEIZERISCHE
         (ZURICH GROUP)
         REGISTERED SHARES                              31,961,963      6.4
         A large worldwide insurance operator.
                                                      ------------    -----
                                                        74,350,922     14.9

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                                June 30, 1998
(Unaudited)


                                                                      Percent
No. of                                                                of Net
Shares            Security                                Value       Assets
--------------------------------------------------------------------------------
         COMMON STOCKS AND WARRANTS - (CONTINUED)

         LIFE SCIENCES - 18.7%

 56,000  NOVARTIS LTD.*
         REGISTERED SHARES                            $ 93,339,497     18.7%
         Life science group created by the
         consolidation of Sandoz and
         Ciba-Geigy. Manufactures health
         care products for use in a broad range
         of medical fields, as well as agricultural
         and pharmaceutical products.
                                                      ------------    -----
                                                        93,339,497     18.7

         MACHINERY - 2.9%

  1,600  BUCHER HOLDING LTD.
         BEARER SHARES                                   2,102,622      0.4
         Manufacturer of agricultural machines,
         special vehicles, fruit juice equipment
         and plastics machines.
  4,000  GEORG FISCHER AG
         REGISTERED SHARES                               1,558,476      0.3
         A mechanical engineering group
         that is a market leader in vehicle
         engineering and pipeline systems.
  5,000  MIKRON HOLDING AG
         REGISTERED SHARES**                             1,271,214      0.3
         Machine tools and milling machine
         producer.
  2,500  RIETER HOLDING AG
         REGISTERED SHARES                               1,733,474      0.3
         Leading supplier of spinning machinery
         for the textile industry.
  1,200  SAURER GRUPPE HOLDING AG
         REGISTERED SHARES**                             1,228,290      0.3
         Machinery maker with dominant
         market share.
    800  SCHINDLER HOLDING AG
         REGISTERED SHARES                               1,241,499      0.2
         One of the world's largest elevator
         companies and a leading Swiss
         machinery enterprise.




                                                                      Percent
No. of                                                                of Net
Shares            Security                                Value       Assets
--------------------------------------------------------------------------------
         MACHINERY - (CONTINUED)

  3,000  SIG SCHWEIZERISCHE INDUSTRIE-
         GESELLSCHAFT HOLDING AG
         REGISTERED SHARES                            $  2,446,676      0.5%
         Medium-sized machinery manufacturer
         with interests in the packaging, defense
         and railway industries.
  3,500  SULZER AG
         REGISTERED SHARES                               2,766,625      0.6
         A machine manufacturer and worldwide
         leader in weaving machines and sewing
         machines.
                                                      ------------    -----
                                                        14,348,876      2.9

         MISCELLANEOUS INDUSTRIES - 2.8%

    400  AFG ARBONIA-FORSTER HOLDING AG
         BEARER SHARES                                     264,413      0.1
         Manufacturer of heating radiators,
         refrigeration kitchen equipment and
         steel tubing.
  4,700  ALUSUISSE-LONZA HOLDING AG
         REGISTERED SHARES                               5,971,604      1.2
         A major aluminum producing and
         processing company.
    800  GRETAG-MACBETH HOLDING AG
         REGISTERED SHARES                                 339,695      0.1
         Offers a spectrum of benchtop and
         portable color measurement
         instrumentation, color formulation
         and color quality control systems,
         densitometers and visual color standards.
  5,600  HUBER & SUHNER AG
         REGISTERED SHARES                               2,662,617      0.5
         Manufactures a wide range of products
         ranging from specialized materials
         via insulated cable to high frequency
         link and radio technology equipment.
    800  KOMAX HOLDING AG
         REGISTERED SHARES                                 390,940      0.1
         World leading manufacturer of wire
         processing machines.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (continued)                                June 30, 1998
(Unaudited)


                                                                      Percent
No. of                                                                of Net
Shares            Security                                Value       Assets
--------------------------------------------------------------------------------
         COMMON STOCKS AND WARRANTS - (CONTINUED)

         MISCELLANEOUS INDUSTRIES - (CONTINUED)

    300  SARNA POLYMER HOLDING INC.
         REGISTERED SHARES                            $    524,995      0.1%
         Specializes in the processing
         of high quality plastic. The two
         main activities of the group are
         sealant films manufacturing with
         application in construction and civil
         engineering industries and injection
         molding with a wide range of application
         as for the automotive industry.
  1,000  SOCIETE INTL PIRELLI SA
         BEARER SHARES                                     235,092       --
         Provides financial, administrative
         and management services to
         its subsidiaries which manufactures
         and distributes tires and cables.
         Produces fiber optic, long distance
         and power cables used in tele-
         communications operations.
         The company operates worldwide.
 10,000  OERLIKON-BUEHRLE HOLDING AG
         REGISTERED SHARES                               1,829,228      0.4
         The diversified holding company includes
         Bally (shoes and accessories), Balzers
         and Leybold (surface technologies),
         Oerlikon Contraves (military products
         and space technology) and Pilatus (aircraft).
  2,000  PHOENIX MECANO AG
         BEARER SHARES                                   1,294,327      0.3
         Leading Swiss packaging manufacturer
         for the mechanical engineering and
         electronics industry.
  2,500  STRAUMANN HOLDING AG
         REGISTERED SHARES**                               676,880      0.1
         Develops, produces and sells surgical
         implants and instruments for dental
         medicine, jaw and face surgery. The
         group has subsidiaries throughout Europe
         and North America.
                                                      ------------    -----
                                                        14,189,791      2.8




                                                                      Percent
No. of                                                                of Net
Shares            Security                                Value       Assets
--------------------------------------------------------------------------------
         MISCELLANEOUS SERVICES - 3.9%

         ADECCO SA
 13,000  BEARER SHARES                                $  5,872,020      1.2%
 65,000  RIGHTS(1)
         Leading personnel and temporary
         employment company.
  1,200  BOSSARD HOLDING AG
         BEARER SHARES                                     738,559      0.1
         Manufactures fastening elements,
         industrial adhesives, tools, pneumatics
         and handling modules and automated
         assembly systems.
  3,200  COMPAGNIE FINANCIERE RICHEMONT AG
         BEARER SHARES**                                 4,194,677      0.8
         Investment company with principal
         interests in luxury goods and tobacco.
    900  KUONI TRAVEL HOLDING LTD.
         REGISTERED SHARES                               4,475,335      0.9
         Leader in the Swiss travel and tourism
         sector with subsidiaries in the United
         Kingdom, Germany, France and Austria.
  2,000  MOVENPICK HOLDING LTD.
         BEARER SHARES                                     994,519      0.2
         Through its subsidiaries, invests in the
         hotel and restaurant business worldwide.
         Also produces food items under
         the Movenpick name, including
         ice cream, coffee, salmon and jams.
  4,000  PUBLIGROUP LTD.
         PARTICIPATION CERTIFICATES                      1,241,498      0.3
         Largest Swiss advertising intermediary.
  6,000  SOCIETE GENERALE DE SURVEILLANCE
         HOLDING AG
         REGISTERED SHARES                               2,068,282      0.4
         World's leading inspection company
         and adjusting group.
                                                      ------------    -----
                                                        19,584,890      3.9

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------

Statement of Net Assets (concluded)                                June 30, 1998
(Unaudited)


                                                                      Percent
No. of                                                                of Net
Shares            Security                                Value       Assets
--------------------------------------------------------------------------------
         COMMON STOCKS AND WARRANTS - (CONCLUDED)

         PHARMACEUTICALS - 12.3%

  2,000  ARES SERONO SA
         BEARER SHARES                                $  2,786,766      0.6%
         Develops and markets pharmaceutical
         and diagnostic products. The
         worldwide market leader in
         pharmaceutical products for the
         treatment of infertility.
  5,950  ROCHE HOLDING AG*
         DIVIDEND RIGHTS CERTIFICATES                   58,525,556     11.7
         Worldwide pharmaceutical company.
                                                      ------------    -----
                                                        61,312,322     12.3

         RETAILERS - 0.9%

  1,500  JELMOLI HOLDING LTD.
         BEARER SHARES                                   1,906,822      0.4
         Operates a network of retail/service
         outlets throughout Switzerland,
         including local dry cleaners, auto body
         shops, opticians, interior decorators,
         travel agencies, restaurants,
         pharmacies and retailers.
         BON APPETIT HOLDING
  2,000  REGISTERED SHARES**                             1,311,497      0.3
  2,000  WARRANTS**                                         40,943
         Swiss market leader that operates
         "Cash and Carry."
  3,500  VALORA HOLDINGS AG
         REGISTERED SHARES                                 924,520      0.2
         Operates restaurants and specialty retail
         stores, and manufactures mattresses.
                                                      ------------    -----
                                                         4,183,782      0.9




                                                                      Percent
No. of                                                                of Net
Shares            Security                                Value       Assets
--------------------------------------------------------------------------------
TRANSPORT - 0.8%

 12,500  SAIRGROUP
         REGISTERED SHARES                            $  4,119,062      0.8%
         Switzerland's largest airline company.
                                                      ------------    -----
                                                         4,119,062      0.8

738,375  TOTAL COMMON STOCKS AND WARRANTS
         (Cost $185,980,301)                           496,217,659     99.5

         OTHER ASSETS IN EXCESS
         OF LIABILITIES                                  2,399,143      0.5
                                                      ------------    -----
         NET ASSETS APPLICABLE TO
         12,321,016 SHARES OF
         COMMON STOCK OUTSTANDING                     $498,616,802    100.0%
                                                      ============    =====

         NET ASSET VALUE PER SHARE
         ($498,616,802 4 12,321,016)                        $40.47
                                                            ======

--------------------------------------------------------------------------------
   * ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.
 (1) RIGHTS NOT TRADING.
  ** NON-INCOME PRODUCING SECURITY.

                          THE SWISS HELVETIA FUND, INC.

--------------------------------------------------------------------------------
Statement of Operations (Unaudited)       For the Six Months Ended June 30, 1998




--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends (Less foreign taxes withheld of $802,020)                                              $ 4,544,779
                                                                                                      -----------
       Total income                                                                                     4,544,779
                                                                                                      -----------

EXPENSES:
     Investment advisory fee                                                                            1,780,605
     Administration fee                                                                                   226,010
     Directors' fees and related expenses                                                                 101,215
     Accounting fee                                                                                        65,559
     Miscellaneous                                                                                         55,879
     Sub-custodian fee                                                                                     49,775
     Printing and postage                                                                                  43,030
     Transfer agent fee                                                                                    33,729
     Franchise fee                                                                                         32,234
     Custodian fee                                                                                         10,860
     Miscellaneous                                                                                         92,055
                                                                                                      -----------
       Total expenses                                                                                   2,490,951
                                                                                                      -----------
Net investment income                                                                                   2,053,828
                                                                                                      -----------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

     Net realized gain from security transactions                                                       2,980,953
     Net realized foreign exchange loss                                                                   (31,161)
     Net unrealized appreciation/depreciation of investments                                           88,177,314
     Net unrealized appreciation/depreciation on translation of assets and liabilities
       denominated in foreign currency                                                                    (40,184)
                                                                                                      -----------
       Net gain on investments                                                                         91,086,922
                                                                                                      -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $93,140,750
                                                                                                      ===========

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                              For the
                                                                         Six Months Ended            For the
                                                                           June 30, 1998           Year Ended
                                                                            (Unaudited)         December 31, 1997
------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income / (expenses in excess of income)                 $ 2,053,828             $  (491,809)
     Net realized foreign exchange gain (loss)                                  (31,161)               (430,653)
     Net realized gain (loss) from security transactions                      2,980,953               9,867,108
     Net unrealized appreciation/depreciation of investments                 88,177,314             110,377,806
     Net unrealized appreciation/depreciation on translation of
       assets and liabilities denominated in foreign currency                   (40,184)                (10,258)
                                                                           ------------            ------------
Net increase in net assets resulting from operations                         93,140,750             119,312,194
                                                                           ------------            ------------
DIVIDENDS TO SHAREHOLDERS FROM:
     Net investment income                                                           --                 (25,030)
     Capital gains distribution                                                (554,445)            (10,580,024)
                                                                           ------------            ------------
       Total distributions to shareholders                                     (554,445)            (10,605,054)
                                                                           ------------            ------------

CAPITAL SHARE TRANSACTIONS:
     Value of shares issued in reinvestment                                          --               1,315,515
                                                                           ------------            ------------
     Total increase from capital share transactions                                  --               1,315,515
                                                                           ------------            ------------
     Total increase in net assets                                            92,586,305             110,022,655

NET ASSETS:
     Beginning of period                                                    406,030,497             296,007,842
                                                                           ------------            ------------
     End of period                                                         $498,616,802            $406,030,497
                                                                           ============            ============
------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.


                                                For the
                                           Six Months Ended              For the Year Ended December 31,
                                             June 30, 1998     --------------------------------------------------------
                                              (Unaudited)         1997       1996        1995       1994       1993
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value at beginning of period        $ 32.95          $ 24.14    $ 24.56     $ 19.79    $ 20.96    $ 14.62
                                                -------          -------    -------     -------    -------    -------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income/(expenses
    in excess of income)                           0.17               (+)      0.10        0.06       0.03       0.08
  Net realized and unrealized gain/(expenses)
    in excess of income) on investments            7.39             9.67       0.23        6.82       0.12       6.59
                                                -------          -------    -------     -------    -------    -------
  Total from Investment Operations                 7.56             9.67       0.33        6.88       0.15       6.67
                                                -------          -------    -------     -------    -------    -------
  Capital charge resulting from the issuance
    of fund shares                                   --               --         --       (1.46)     (0.06)        --
                                                -------          -------    -------     -------    -------    -------
LESS DISTRIBUTIONS:
  Dividends from net investment income               --               --      (0.10)      (0.06)     (0.27)     (0.08)
  Distribution from net realized
    capital gains                                 (0.04)           (0.86)     (0.65)      (0.59)     (0.99)     (0.25)
                                                -------          -------    -------     -------    -------    -------
  Total distributions                             (0.04)           (0.86)     (0.75)      (0.65)     (1.26)     (0.33)
                                                -------          -------    -------     -------    -------    -------
  Net asset value at end of period              $ 40.47          $ 32.95    $ 24.14     $ 24.56    $ 19.79    $ 20.96
                                                =======          =======    =======     =======    =======    =======
  Market value per share, end of period         $ 32.00          $ 27.44    $ 19.88     $ 21.25    $ 18.88    $ 22.75
                                                =======          =======    =======     =======    =======    =======

TOTAL INVESTMENT RETURN(2):
  Based on market value per share                 16.79%           42.67%     (2.93)%     16.30%    (10.67)%    65.39%
  Based on net asset value per share              22.99%           41.10%      1.98%      26.28%      1.47%     44.90%

RATIOS TO AVERAGE NET ASSETS:
  Expenses                                         1.09%(3)         1.17%      1.22%       1.38%      1.57%      1.50%
  Net investment income/(expenses
    in excess of income)                           0.90%(3)        (0.14)%     0.25%       0.27%      0.02%      0.29%

SUPPLEMENTAL DATA:
  Net assets at end of the (000)               $495,620         $406,030   $296,008    $301,204   $181,795   $184,698
  Average net assets during period (000)       $460,667         $354,923   $306,069    $231,234   $184,112   $151,936
  Portfolio turnover rate                             2%              13%        19%         10%        28%        20%
-----------------------------------------------------------------------------------------------------------------------

(1) THE PERIOD ENDED JUNE 30, 1998 AND THE YEARS ENDED DECEMBER 31, 1997, 1996, 1995 AND 1994 INCLUDE NET REALIZED CURRENCY GAIN. PRIOR YEARS' NET REALIZED CURRENCY GAIN/(LOSS) IS INCLUDED IN NET INVESTMENT INCOME.
(2) TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DIFFERS FROM THAT AS MEASURED BASED ON NET ASSET VALUE DUE TO AN INCREASE OR DECREASE IN THE DISCOUNT TO NET ASSET VALUE AT WHICH THE FUND'S SHARES TRADED THROUGHOUT THE PERIOD. TOTAL INVESTMENT RETURN EXCLUDES THE EFFECTS OF SALES LOADS AND COMMISSIONS.
(3) ANNUALIZED.
(+) LESS THAN 0.01 PER SHARE

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements

A. SIGNIFICANT ACCOUNTING POLICIES - The Swiss Helvetia Fund, Inc. (the "Fund"), which was incorporated in Delaware on October 24, 1986 and commenced operations August 27, 1987, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end Investment Management Company. Its objective is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

    When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

    Security Valuation - The Fund states its investments at value. The Fund values a security that is traded on the Swiss stock exchange at the last sales price on the day of valuation. If there is no sales price available, the Fund values the security at the mean between the closing bid and asked prices for that day. A security that is not traded on the Swiss stock exchange is valued at the mean between the current bid and asked prices. If bid and asked prices are not available, the Fund uses a fair value that is determined in good faith by or under the direction of the Fund's Board of Directors.

    Securities Transactions and Investment Income - The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. The Fund records Swiss withholding tax as an expense, net of an amount receivable from Swiss tax authorities in accordance with a tax treaty.

    Foreign Currency Translation - The Fund's books and records are maintained in U.S. dollars. The Fund translates Swiss franc amounts into U.S. dollars based on the following criteria.

    o The Fund adjusts asset and liability accounts to reflect the current exchange rate at the end of the period.
    o The Fund includes in the period's net realized foreign exchange gain, the exchange gain or loss that occurs due to exchange rate changes from the time an income or expense amount is accrued and the time it is realized.
    o The Fund records securities at cost based upon exchange rates at the time that Swiss francs are purchased or received. Exchange rates are identified on a first-in, first-out basis.

    It is not practical for the Fund to distinguish the portion of its operation results that occur due to exchange rate changes from the fluctuations that occur due to market price changes.

    Federal Income Taxes - The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

    The Fund declares and pays dividends from net investment income annually, and records distributions of capital gains on the ex-dividend date. The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES - Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's investment advisor. As compensation for its advisory services, the Fund pays HCC an annual fee based on the Fund's average month-end net assets. This fee is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million. Accrued advisory fees owed by the Fund were $313,941 on June 30, 1998.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements                                        (concluded)

    Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., is the Fund's administrator. As compensation for its administrative services, the Fund pays ICC an annual fee based on the Fund's average monthly net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million, 0.05% of the next $275 million and .03% of the amount over $500 million. The Fund has accrued $57,537 in administrative fees owed at June 30, 1998.

    Certain officers and/or directors of the Fund are officers and/or directors of HCC, Hottinger U.S., Inc., Hottinger & Cie and/or ICC.

    PNC Bank, N.A., a wholly-owned subsidiary of PNC Financial Corp., is the Fund's custodian and transfer agent. PNC Bank and the Fund have entered into an agreement with Credit Suisse that provides for the custody of Swiss securities that the Fund holds.

    As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated weekly and paid monthly based on the Fund's average daily net assets. The Fund paid ICC $65,559 for accounting services for the six months ended June 30, 1998. Additionally, the Fund owed $1,610 in custody fees at June 30, 1998.

C. CAPITAL SHARE TRANSACTIONS - The Fund is authorized to issue up to 50 million shares of $.001 par value capital stock. HCC owned 14,425 of the 12,321,016 shares outstanding on June 30, 1998.

D. DIRECTORS' FEES - The Fund pays each director who is not affiliated with the Fund, its investment advisor or administrator approximately $7,750 per annum in compensation, except for the Chairman of the Audit Committee, who receives an annual fee of approximately $8,500. In addition, each unaffiliated director receives $750 for each attended directors' meeting, $750 for each committee meeting attended if it is held separately and reimbursement for out-of-pocket expenses. Accrued directors' fees owed at June 30, 1998 amounted to $7,715.

E. INVESTMENT TRANSACTIONS - Excluding short-term obligations, purchases of investment securities aggregated $8,863,177 and sales of investment securities aggregated $9,120,893 for the six months ended June 30, 1998. At June 30, 1998 the payable for investments purchased amounted to $270,263.

    On June 30, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $310,413,941, aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $176,583 and net realized appreciation was $310,237,558.

F. FEDERAL INCOME TAX INFORMATION - Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, last year's permanent book/tax differences of 491,809 have been reclassified between (i) net investment income and paid-in capital and (ii) net investment income and undistributed net realized gain from security transactions, respectively. These reclassifications have no effect on net assets or net asset values per share.

G. NET ASSETS - On June 30, 1998, net assets consisted of:

    Paid-in capital                                 $183,587,582
    Undistributed net investment income                2,053,828
    Undistributed net realized gain
        from security transactions                     2,793,555
    Unrealized appreciation of investments           310,237,358
    Unrealized translation loss                          (55,521)
                                                    ------------
                                                    $498,616,802
                                                    ============


  1998 Annual Meeting of Stockholders -- Voting Results

  At the May 12, 1998 Annual Meeting of Stockholders, Eric R. Gabus and Claude Frey were re-elected to the Board of Directors for three-year terms that expire in 2001. In addition, the accounting firm Deloitte & Touche LLP was selected as the Fund's independent auditors for the calendar year ending December 31, 1998. Deloitte & Touche has served as the Fund's independent auditors since the Fund's inception in 1987. Finally, the Stockholders approved a proposal to make a change in the Fund's Fundamental Restrictions that would allow the Fund to engage in securities lending with respect to its portfolio assets to the extent permitted by the Investment Company Act of 1940. A proposal to change the Fund's state of incorporation from Delaware to Maryland did not receive enough votes and therefore was not approved.

                          THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------


                           DIVIDEND REINVESTMENT PLAN
                           --------------------------

  The Dividend Reinvestment Plan offers you a convenient and automatic way to reinvest your income dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact the Fund's transfer agent at PNCBank, N.A., P.O. Box 8950, Wilmington, DE, 19899, (800) 852-4750. If your shares are held by your brokerage firm, please contact your investment representative.

  This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                           --------------------------

  Notice is hereby given in accordance with section 23(c) of The Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK